                                                                   EXHIBIT 10.19

                      CONTENT AND CO-MARKETING AGREEMENT


     THIS AGREEMENT (AGREEMENT) is dated as of the 23rd day of October 1998 (the EFFECTIVE DATE), by and between ROWECOM INC. ("RCI"), a Delaware corporation,
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and PUBLICATIONS RESOURCE GROUP, INC. ("PRG"), a Massachusetts corporation.
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                                    PREAMBLE
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     WHEREAS, RCI provides business-to-business electronic commerce services to businesses and not-for-profit institutions interested in purchasing Subscriptions, books and other knowledge products and services of a professional nature and, in connection therewith, RCI collaborates with such entities to enhance existing intranet networks to enable such entities to purchase Subscriptions, books and other knowledge products and services via their intranets; and

     WHEREAS, PRG markets and sells market research reports, newsletters and other services to consumer-based affinity groups; and

     WHEREAS, RCI and PRG desire to develop, market and sell publications and services through the other party's distribution channels, including through the Internet.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.0  DEFINITIONS

1.1 DEFINED TERMS. For purposes of this Agreement, the following terms have the respective meanings set forth below:

     DEVELOPMENT PLAN means the plan to be jointly prepared by RCI and PRG regarding the provision of an integrated electronic service and payment process, as described in Section 2.6 below.

     FEE SCHEDULE means the payments payable to each party as set forth on the chart attached hereto as Exhibit A.
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     GROSS FEE means the ***/1/
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     HANDLING CHARGE means the fee charged by RCI to its customers, as adjusted from time to time, but shall exclude any fees payable by RCI to merchants or credit card companies in connection with the sale of Titles to customers.

     MERCHANT FEE means the fee charged by a credit card company or other merchant (other than the Handling Charge) in connection with the sale of Titles to a customer.

     PRG CATALOG means the list of PRG Titles and list prices, as updated from time to time, attached hereto as Exhibit B.
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     PRG CHANNEL means all distribution channels for PRG Titles, including but not limited to PRG online web site(s), (including but not limited to the hyper link to the RoweCom web page) direct marketing channels, and catalogs, as agreed to by the parties from time to time.

     PRG TITLE means any Title authorized for sale through PRG Channels by a publisher, and listed on the PRG Catalog, as updated from time, but excluding any Titles listed on the RCI Catalog.

     PRG TITLE ORDER means any order received by RCI for PRG Titles.

     PROPRIETARY INFORMATION means all patents, trade secrets, copyrights, trademarks, industrial designs and other intellectual property specified or supplied by each party to market, sell or use the RCI Catalog or PRG Catalog.

     RCI CATALOG means the list of RCI Titles, as updated from time to time, and attached hereto as Exhibit C.
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/1/  Confidential treatment has been requested for this portion of this exhibit.
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A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

     RCI CHANNEL means all distribution channels for RCI Titles, including but not limited to the internet and intranet distribution channels for RCI Titles, as agreed to by the parties from time to time.

     RCI TITLE means any Title authorized for sale through RCI Channels by a publisher, and listed in the RCI Catalog, as updated from time to time, but excluding any Titles listed on the PRG Catalog.

     RCI TITLE ORDER means any order received by PRG for RCI Titles.

     TERM means the period beginning on the Effective Date and ending upon termination of this Agreement.

     TERRITORY means the United States of America.

     TITLES means any magazines, subscriptions, serials, books, or other publications, embodied in paper or magnetic media.

     TRADEMARK means names, trademarks, services marks, trade names, labels, logos, designs or other designations and all goodwill associated therewith.

1.2 OTHER DEFINED TERMS. Each of the following terms have the meanings ascribed to it in the section set forth opposite such term:


     AGREEMENT                   Preamble
     AUDITING PARTY              Section 5.4
     AUDITED PARTY               Section 5.4
     CHANGE OF CONTROL           Section 8.2(c)
     CLAIMANT                    Section 9.2(b)
     CONFIDENTIAL INFORMATION    Section 7.1
     CONTINUOUS SERVICE          Section 5.1(b)
     DISCLOSER                   Section 7.1
     EFFECTIVE DATE              Preamble
     HOME PAGE                   Section 3.2
     IMAGE                       Section 3.1
     PRG                         Preamble
     PRG KSTORE                  Section 3.1
     INDEMNITOR                  Section 9.2(a)
     INDEMNITEES                 Section 9.2(a)
     INITIAL TERM                Section 8.1
     LOSSES                      Section 9.2(a)
     RCI                         Preamble

     RECIPIENT                   Section 7.1
     URL                         Section 3.2

2.0  MARKETING, DEVELOPMENT, AND DISTRIBUTION

2.1  PRG PROMOTION OF RCI TITLES.

     (a) APPOINTMENT. During the Term hereof and subject to the terms of this Agreement, RCI hereby retains and authorizes PRG to market, promote, and sell any RCI Title to PRG customers through PRG Channels in the Territory.***/2/
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     (b) LIMITED AGENCY. PRG's authority to act on behalf of RCI shall be limited to the activities and services set forth in this Section 2.1.

     (c) LICENSE. Subject to the terms set forth herein, RCI hereby grants to PRG a non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) to use the RCI Catalog in the Territory to (i) offer RCI Titles to PRG customers through PRG Channels; (ii) take orders from PRG customers for RCI Titles; (iii) maintain the database containing information regarding such customer orders; (iv) bill and collect from such customers the amount of the order; and (v) fulfill the order by remitting to RCI the amount due for such order. PRG may use the RCI Catalog and the information contained therein only in connection with the marketing and promoting of RCI Titles as described in this Section 2.1. In addition, RCI hereby grants to PRG a non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) to use the RCI Trademarks in the Territory to promote and market the RCI Titles solely in accordance with the terms of this Agreement. PRG agrees that, upon reasonable notice from RCI, PRG shall permit RCI to visit all locations


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/2/ Confidential treatment has been requested for this portion of this exhibit.
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A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

          where PRG delivers services using the RCI Trademarks to ensure that (i) such services are delivered in a manner consistent with the service standards employed by RCI and (ii) the RCI Trademarks used in connection with such services are in compliance with the specifications provided to PRG from time to time. It is understood that, under certain circumstances, PRG may need third party consents to effectuate the visitation by RCI. In such circumstances, RCI will work with PRG to facilitate the review of the usage of the PRG Trademarks.

     (d) MARKETING SERVICES PROVIDED BY PRG. Subject to the terms set forth herein, PRG hereby agrees to ***/3/ to (1) market, promote, and sell
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          RCI Titles in the Territory through PRG Channels; (2) market and promote the RCI Trademarks in the Territory through all PRG Channels;
          (3) provide to RCI, upon mutual agreement by the parties, without charge, an introduction to any then current PRG customer for the purpose of promoting and marketing RCI Titles.

2.2  RCI PROMOTION OF PRG TITLES.

     (a) APPOINTMENT. During the Term hereof, subject to the terms of this Agreement, PRG hereby retains and authorizes RCI to exclusively market, promote, and sell any PRG Title to RCI customers through RCI Channels in the Territory. It is understood and agreed by the parties that RCI may purchase PRG Titles from a third party from time to time.

     (b) LIMITED AGENCY. RCI's authority to act on behalf of PRG shall be limited to the activities and services set forth in this Section 2.2


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/3/  Confidential treatment has been requested for this portion of this exhibit.
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A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

     (c) LICENSE. Subject to the terms set forth herein, PRG hereby grants to RCI the non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) during the Term of this Agreement to use the PRG Catalog in the Territory to (i) offer PRG Titles to RCI customers through RCI Channels; (ii) take orders from RCI customers for PRG Titles; (iii) maintain the database containing information regarding such customer order; (iv) bill and collect from such customers the amount of the order; and (v) fulfill the order by remitting to PRG the amount due for such order. RCI may use the PRG Catalog and the information contained therein only in connection with the marketing and promoting of PRG Titles as described in this Section
          2.2. In addition, PRG hereby grants to RCI a non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) to use the PRG Trademarks in the Territory to promote and market the PRG Titles solely in accordance with the terms of this Agreement. RCI agrees, that upon reasonable notice from PRG, RCI shall permit PRG to visit all locations where RCI delivers services using the PRG Trademarks and to ensure that (i) such services are delivered in a manner consistent with the service standards employed by PRG and (ii) the PRG Trademarks used in connection with such services are in compliance with the specifications provided to RCI from time to time. It is understood that, under certain circumstances, PRG may need third party consents to effectuate the visitation by RCI. In such circumstances, RCI will work with PRG to facilitate the review of the usage of the PRG Trademarks.

     (d) MARKETING SERVICES PROVIDED BY RCI. Subject to the terms set forth herein, RCI hereby agrees to use best reasonable efforts to (1) market, promote, and sell PRG Titles in the Territory through RCI Channels; (2) market and promote the PRG Trademarks in the Territory through all RCI Channels.


2.3 UPDATES ON CATALOGS. From time to time during the Term, PRG shall promptly notify RCI in writing of any corrections, enhancements, revisions, updates, upgrades and similar changes PRG's catalog. Upon such notification, RCI, may at its sole discretion, include any such newly added PRG Titles in RCI

     Channels. The parties acknowledge and agree that RCI may, at its sole discretion, make corrections, enhancements, revisions, updates, or other similar changes to the RCI Catalog, and that such changes shall become a part of the RCI Catalog as provided to PRG customers from time to time.

2.4  PUBLICITY; USE OF NAMES.

     (a) Neither party shall originate or allow to be issued any publicity or news release or otherwise make any public announcement or statements, written or oral, with respect to this Agreement or the terms hereof or the transactions contemplated hereby unless mutually agreed by the parties in writing, which release shall not be unreasonably withheld, except as required under securities laws or other applicable laws (including in connection with an initial public offering). Neither party shall use the name of the other party or any adaptation thereof or any of such other party's Trademarks in any advertising, promotional or sales literature, or in any other form of publicity without prior written consent (which consent will not be unreasonably withheld or delayed) obtained from the other party in each case.

     (b) Each party agrees to protect from disclosures to any third party any and all information received from the other party that identifies an individual customer, including but not limited to names, telephone numbers, e-mail addresses, postal addresses, and user names. Each party agrees to remove, upon request by the other party, from its databases and all other records, electronic or otherwise, such customer identifying information, subject to each party's ability to maintain a copy of such customer information for purposes of complying with such party's obligations under this Agreement.

2.5 INTELLECTUAL PROPERTY. Subject to the terms hereof, each party shall take such actions as are reasonably required to maintain their respective Trademarks in effect, and shall inform the other party of any changes in or additions to the Trademarks. Each party shall use commercially reasonable efforts to correctly reference the other party's Trademarks and other proprietary rights in any marketing, advertising, promotional materials, sales literature or other publicity, as required by law or as reasonably requested by the other party. Each party's Trademarks and other proprietary rights shall remain the sole and exclusive property of such party and the other party shall have no rights thereto, except as otherwise provided herein, and the goodwill associated therewith shall inure to the benefit of the owner of such Trademark. Upon any expiration or termination of this Agreement, the license to use the Trademarks shall terminate. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to transfer ownership of copyrightable material from one party to the other.

2.6 DEVELOPMENT PLAN. No later than December 31, 1998, RCI and PRG, shall, in accordance with the Development Plan and implementation schedule, jointly develop an electronic system for processing customer orders received by PRG or RCI and effecting payments in respect of the same. Each party shall bear its own costs related to such development efforts, as set forth in the Development Plan. Either party may terminate this Agreement upon 30 days written notice if the parties fail to agree upon a Development Plan by December 31, 1998.

2.7. SALES COLLATERAL. Each party shall furnish at no cost to the other party reasonable quantities of promotional materials, such as sales literature and similar promotional material relating to the RCI Catalog and the PRG Catalog, including such information as is necessary or appropriate for each party to formulate any marketing materials used in connection with marketing activities under Sections 2.1 and 2.2 respectively. Each party hereby grants to the other party a license to reproduce and use such promotional materials, provided that, neither party shall edit, modify or
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     otherwise alter the form or content of such promotional materials; and provided, further, that each party may convert such promotional materials
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     into analog or digital format as required to make use of them.

3.0  LINKING ARRANGEMENTS.

3.1. SITE LINKS. Subject to the terms of this Agreement, PRG will place a hypertext link to web page co-branded by both RCI and PRG (the "PRG kStore")in a
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prominent position on the Home Page (as defined below) and index page to PRG's Web Site. Textual and graphic content of these links will be in the form specified in the Development

Plan, and will be provided to RCI by PRG as a computer readable file in a compatible HTML file format (such file is the "Image").
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3.2. LOCATION.  The Image shall appear on the home or default result page
("Home Page") of PRG's Web Site, which is the page that any user's web browser
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will generate as the result of requesting the following Uniform Resource Locator ("URL"): http//www.prgguide.com or any new URL with which linking party replaces
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the above-stated URL.

3.3. WEB SITE CHANGES. PRG shall notify RCI of any significant changes to the content or structure of PRG's Web Site within five (5) days following such change. RCI may terminate this Agreement within fifteen (15) days prior written notice to PRG following any such change in the event that RCI reasonable believes that the change is adverse to its interests or reputation.

3.4. LICENSE. Subject to the terms of this Agreement, RCI hereby grants the PRG a non-exclusive right and license to establish a link to RCI's web page, as described more fully in this Section 3 and PRG hereby grants to RCI a non-exclusive right and license to use in connection with such web link the intellectual property rights (if any) embodied in the Image file delivered by the PRG under Section 3.1. Such license is limited to the purposes of establishing the link described in this Section 3.

3.5. EXPENSES. Each party shall pay its expenses in performing its obligations under this Agreement and neither party shall be responsible for payment of any portion of the other party's expenses.

4.0  SALES AND CUSTOMER SERVICE.

4.1 SALES AND CUSTOMER SERVICE PROCEDURES. Sales of Titles to customers shall be made as follows:

     (a)   If the Title is distributed through an RCI Channel, RCI will

           (i)    sell the Title to the customer and initiate the order;

           (ii) RCI will maintain the database containing information regarding the publisher and customer's order;

           (iii) RCI will close the sale for the Title ordered by the customer and bill the customer the Gross Fee (such fee may include the Handling Charge and/or Merchant Fee). For PRG Titles, RCI will electronically transmit the customer's order to PRG for fulfillment by PRG. The PRG Catalog shall include a price list for each PRG Title. RCI may determine any additional fees that may be charged to RCI customers for PRG Titles, including but not limited to the Handling Charge and the Merchant Fee, provided however that, PRG shall pay for all Merchant Fees in
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                  connection with an order placed though an RCI Channel, and provided further that, such Merchant Fees shall not be included in the calculation of the Commission payable to RCI pursuant to Section 4 and Schedule A hereto.
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           (iv) RCI shall fulfill the order once received by such party by collecting all amounts due from the customer and remitting electronically to PRG (in the case of a PRG Title) the amount due to PRG pursuant to the Fee Schedule, less any amounts
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                  attributable to commissions payable to RCI. All amounts due and payable by RCI pursuant to Section 4 and the Fee Schedule shall be paid by RCI to PRG on or about the last day of each calendar month.

           (v) RCI shall provide the "front-end" (i.e., the initial contact with a customer) customer service and support, as required, to customers whose order has been placed through an RCI Channel. Once received, all customer questions, complaints, and requests pertaining to PRG Titles shall be promptly transmitted electronically to PRG for resolution. RCI shall bear no further responsibility for customer questions, complaints, and requests pertaining to PRG Titles. Customer questions, complaints, and requests pertaining to RCI Titles are the responsibility of RCI. Each party shall bear its own expenses in resolving any such customer inquiries; and

       (vi) RCI shall provide to PRG information regarding each customer order, order processing and fulfillment, and amount billed per order by promptly transmitting such information to PRG electronically at the address specified in Section 10.4 hereof

(b)    If the Title is distributed through a PRG Channel:

       (i)     PRG shall sell the Title to the customer and initiate the order;

       (ii) PRG shall maintain the database containing information regarding the customer's order unless such order is placed through the PRG kStore, in which case the database shall be maintained by RCI);

       (iii) on an order placed through a PRG Channel other than the PRG kStore, PRG shall close the sale for the Title ordered by the customer and bill the customer a Gross Fee. For RCI Titles, PRG will electronically transmit the customer's order to RCI for fulfillment by RCI. PRG shall fulfill the order by collecting all amounts due from the customer and remitting electronically to RCI (in the case of an RCI Title) the amount due to such party, less
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               any amount attributable to commissions payable to PRG pursuant to the Fee Schedule. All amounts due and payable by PRG pursuant to
               Section 4 and the Fee Schedule shall be paid by PRG to RCI on or about the last day of each calendar month;

       (iv) on an order placed through the PRG kStore, RCI shall close the sale for the RCI Title and follow the procedures set forth in
               Section 4(a)(iii) and 4(a)(iv) hereto regarding order fulfillment and remittance;

       (v) PRG shall provide the "front-end" (i.e., the initial contact with a customer) customer service and support, as required, to customers whose order has been placed through an PRG Channel. Once received, all customer questions, complaints, and requests pertaining to RCI Titles shall be promptly transmitted electronically to RCI for resolution. PRG shall bear no further responsibility for customer questions, complaints, and requests pertaining to RCI Titles. Customer questions, complaints, and requests pertaining to PRG Titles are the responsibility of PRG. Each party shall bear its own expenses in resolving any such customer inquiries; and

       (vi) PRG shall provide to RCI information regarding each customer order, order processing and fulfillment, and amount billed per order by promptly transmitting such information to RCI electronically at the address specified in Section 9.4 hereof.

4.2 CONTACT PERSONS. Each party shall designate a contact person to coordinate the transfer of information between RCI and PRG and to be available to respond to inquiries during the normal business hours of such party.

4.3 CHANGE IN SERVICES The parties agree and acknowledge that (a) the sales and customer service procedures set forth in Section 4.1 hereof reflect the complete understanding of the parties as to sales, order fulfillment, billing, and customer service; and (b) any changes to the provisions, if reasonable, regarding order processing, fulfillment, or customer service set forth in
Section 4.1 shall be negotiated in good faith by both parties with a corresponding change in the Fee Schedule.

4.4. REFUNDS AND CANCELLATIONS Each party guarantees to the other party that it will honor the policy regarding cancellations and refunds provided by the publisher of the applicable Title. Each party shall inform the other party within a reasonable time of any changes to such party's internal refund policy or to a publisher's refund policy (upon notification by such publisher), as applicable.

5.0  PAYMENT & AUDITS

5.1 PAYMENTS PURSUANT TO THE FEE SCHEDULE. On or about the last day of each calendar month, each party shall make payments to the other party in an amount equal to the percentage of Gross Fee or Handling Charge (as applicable) as set forth on the Fee Schedule attached hereto as Exhibit A. Each party shall make
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payments
required pursuant to this Agreement electronically and in immediately-available funds delivered to the other party at the address set forth in Section 10.4.

5.2 LATE PAYMENTS. In the event that any payment due to a party under this Agreement is not made when due, the amount due shall accrue interest at a rate of one-and-a-half percent (1.5%) per month from the due date until the entire amount, including interest, shall be paid. Interest, including payment and acceptance of interest, shall not negate or waive the right of a party to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment.

5.3 RECORDS. Each party shall keep and maintain, during the term of this Agreement and for a period of at least two (2) years following any termination or expiration thereof, records (prepared in accordance with generally accepted accounting principles, consistently applied) sufficient to determine the amounts of revenue and payments due under this Agreement. Within thirty (30) days following each March 31, June 30, September 30 and December 31 during which payments are due under this Agreement, commencing December 31, 1998, each party shall provide the other party with a report including at least (a) the number and names of the other party's Titles sold to customers through such party's distribution channel during the immediately preceding quarter; (b) the monetary amount collected with respect to such Titles; (c) the name of the party fulfilling the order for each such Title; and (d) the calculation of the payments due to such other party in respect of each sale. A report shall be submitted to the other party whether or not any Title have been sold to customers during such period.

5.4  AUDITS. Each party (for purposes of this Section 5.4 only, the "Auditing
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Party") shall have the right, not more than once in any twelve (12)-month
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period, to have the relevant books and records of the other party (the "Audited
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Party") audited by an independent certified public accountant of the Auditing
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Party's choosing, to ascertain the accuracy of the Audited Party's reports under this Agreement. Such audits shall be scheduled within thirty (30) days following delivery of a notice by the Auditing Party to the Audited Party, and conducted during normal business hours, in a manner that does not unreasonably interfere with the Audited Party's normal business activities. In the event that any audit determines that the reported payments paid to the Auditing Party under this Agreement was less than the amount due to the Auditing Party, the Audited Party shall pay the Auditing Party the amount of such underpayment and all accrued interest thereon from the date that such payment was due. In addition, if any audit determines that the reported payments paid to the Auditing Party under this Agreement was less than ninety five percent (95%) of the actual amount due to the Auditing Party for the period in question, the actual out-of-pocket cost of such audit shall be borne by the Audited Party; otherwise, the cost of the audit shall be borne by the Auditing Party.

5.5 TAXES. All taxes and charges that may be imposed by any governmental taxing authority on any sales of Titles pursuant to this Agreement shall be paid by the party assessed such taxes or charges.

6.0  REPRESENTATIONS AND WARRANTIES

6.1 AUTHORIZATION, ETC. Each party hereby represents and warrants to the other that: (a) it has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby;
(b) this Agreement has been duly authorized, executed and delivered by such party, constitutes the legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, reorganization, insolvency or similar laws of general applicability governing the enforcement of the rights of creditors or by the general principles of equity (regardless of whether considered in a proceeding at law or in equity); and (c) to the best of its knowledge, it has provided the other party with the information known to it that materially affects the other party's ability to perform the other party's obligations under this Agreement;.

6.2 PROPRIETARY INFORMATION. Each party hereby represents and warrants to the other party that: (a) the provision by such party of Proprietary Information hereunder does not violate any proprietary or intellectual property right of any third party; (b) each party shall promptly inform the other party in the event that any third party files or threatens any suit based on any alleged violation of any such proprietary or intellectual property rights of such party in respect of the Proprietary Information; and (c) each party holds title or license rights to the Proprietary Information sufficient to permit it to grant the license granted under
     Section 2 hereof.

6.3 THIRD PARTY RIGHTS. Each party represents and warrants to the other party that: (a) it is not bound by any agreement or obligation (and will not enter into any agreement or obligation) that could materially interfere with the performance of its obligations under this Agreement; and (b) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement;

6.4 DISCLAIMER. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS SECTION 6, EACH PARTY DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE PRODUCTS AND SERVICES CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE.

7.0  CONFIDENTIALITY

7.1 DEFINITION. CONFIDENTIAL INFORMATION means all financial, business, marketing, operations, technical, and economic information, whether tangible or intangible, that is disclosed by either party (the DISCLOSER) or any of Discloser's suppliers, employees, contractors or customers to the other party (the RECIPIENT), if such information is disclosed (i) in writing or by way of any other media that is marked as confidential or (ii) orally or visually, provided that, such oral or visual disclosure is
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     followed by written confirmation by the Discloser within 3 days of such disclosure; provided that (A) Confidential Information excludes any
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     information or portion thereof that (1) was known to the Recipient before receipt thereof under this Agreement; (2) is disclosed to the Recipient by a third person who has a right to make such disclosure without any obligation of confidentiality to the Discloser; (3) is or becomes generally known in the trade without violation of this Agreement by the Recipient;
     (4) is independently developed by the Recipient or Recipient's employees to whom the Discloser's information was not disclosed; or (5) is approved in writing by the Discloser for release; (B) only the specific information that meets the exclusions shall be excluded, and not any other information that happens to appear in proximity to such excluded portions (for example, a portion of a document may be excluded without affecting the confidential nature of those portions that do not themselves qualify for exclusion) and
     (C) Confidential Information includes summaries and other materials prepared by or on behalf of a Recipient that restate, summarize or otherwise use any Confidential Information of a Discloser. Notwithstanding anything to the contrary, Confidential Information shall specifically include the RCI Catalog, the PRG Catalog, and information supplied by a party regarding RCI Channels and PRG Channels.

7.2 NONDISCLOSURE & LIMITATIONS ON USE. Each Recipient agrees (a) to keep secret and maintain the Confidential Information as confidential and to hold the Confidential Information in trust for the exclusive benefit of the Discloser; (b) to use or copy the Confidential Information solely to perform its obligations under this Agreement; (c) to segregate the Confidential Information from the Recipient's other information and from that of third parties; (d) not to copy the Confidential Information unless necessary to perform services under this Agreement; (e) to notify promptly the Discloser upon learning about any court order or other legal requirement that purports to compel disclosure of any Confidential Information and to cooperate with the Discloser in the exercise of the Discloser's right to protect the confidentiality of the Confidential Information before any tribunal or governmental agency; (f) not to disclose the Confidential Information to any person or entity not a party to this Agreement other than such of Recipient's contractors, agents or employees who (i) have a need to know the Confidential Information for a purpose permitted hereunder; and (ii) are apprised of the confidential nature of the Confidential Information; and (g) to return promptly to the Discloser at any time upon the Discloser's request, any and all materials pertaining to or containing any Information. Each party shall (1) promptly notify the other party of any actual or suspected unauthorized use or disclosure of the other party's Confidential Information of which it has knowledge and will cooperate in the investigation of such unauthorized use or disclosure;
     (2) be liable for breaches of confidentiality by its employees, contractors or agents; and (3) include the other party's reasonable proprietary rights notices on any media or products embodying the other party's Confidential Information, including partial copies thereof. Nothing contained herein shall prevent a Recipient from disclosing Confidential Information to any tribunal or governmental agency, so long as the notice in this Section 7.2 is promptly given; provided that such disclosure shall not alter the status of such information hereunder for all other purposes as Confidential Information unless and until such information is actually made public by the tribunal or agency.

8.0  TERM AND TERMINATION

8.1 TERM. This Agreement shall commence upon the Effective Date and, subject to early termination pursuant to Section 8.2, shall continue in effect until the second anniversary of the Effective Date (the INITIAL TERM) and shall be automatically renewed for successive one (1) year periods after the expiration of the Initial Term unless either party provides the other party with written notice of its intent not to renew this Agreement at least ninety (90) days prior to the expiration of the then current term.

8.2  TERMINATION.

     (A) BREACH. Either party may terminate this Agreement upon thirty (30) days' written notice to the other party if the other party breaches any of its material obligations under this Agreement and such breach remains uncured for a period of 30-days after receipt of such notice.

     (B) Either party may terminate this Agreement upon 30 days written notice if the parties are unable to agree upon a Development Plan as set forth in Section 2.6 hereto.

     (C) Either party may terminate this Agreement upon six months prior written notice to the other party given at any time within six months following the occurrence of a Change of Control of the other party; provided that, the party subject to such Change of Control notifies
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          the other party of such event no later than the effective date thereof. Change of Control shall mean a merger or consolidation of the Company with or into another entity (other than a merger or reorganization involving only a change in the state of the incorporation of the company, or the acquisition by the company of other businesses where the company survives as a going concern), the sale of all or substantially all of a party's assets to any other person, or the issuance of shares of capital stock of the company in a transaction or series of related transactions in which the persons acquiring such shares acquire more than 50% voting control of the company. Notwithstanding the foregoing, an initial public offering shall not be deemed to be a Change of Control.

     (D) Any notice given pursuant to this Section 8.2(a) must set forth with specifically the alleged material obligations breached by the other party.

8.3. EFFECT OF TERMINATION.

     (A) THEN CURRENT ORDERS. Upon termination of this Agreement, the provisions of Section 2.1 and 2.2 regarding the obligations of each party shall terminate, provided however, that the parties will
                                 -------- -------
          continue to perform all obligations on pending orders for the purchase of Titles and customer services on such Titles in accordance with the terms of this Agreement.

     (B) CONFIDENTIAL INFORMATION. Promptly after all obligations to existing customers are performed pursuant to clause (a) hereof, each party shall return to the other party or certify in writing to the other party that it has destroyed all documents and other tangible items it or its employees or agents have received or created pertaining, referring or relating to the Confidential Information of the other party.

     (C)  OTHER OBLIGATIONS. The provisions of Section 7 (Confidentiality),
          Section 8 (Termination), Section 9 (Risk Allocation) and Section 10 (Miscellaneous) shall survive any expiration or termination of this Agreement.

8.4 TERMINATION/NONRENEWAL RIGHTS ABSOLUTE. It is expressly understood and agreed that the rights of termination and nonrenewal set forth in this
     Section 8 are absolute, and that the parties have considered the possibility of such termination or nonrenewal and the possibility of loss and damage resulting therefrom, in making expenditures pursuant to the performance of this Agreement. It is the express intent and agreement of the parties that neither shall be liable to the other for damages or otherwise by reason of the termination of this Agreement as hereinabove provided. The parties expressly agree that the notice periods in this Agreement are reasonable under the contemplated circumstances.

9.0  RISK ALLOCATION

9.1 LIMITATION OF LIABILITY. EXCEPT IN RESPECT OF THE PARTIES' RESPECTIVE OBLIGATIONS UNDER SECTION 7 (CONFIDENTIALITY), IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR SIMILAR DAMAGES OF ANY KIND, WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, STATUTE, REGULATION, OR ANY OTHER THEORY.

9.2  INDEMNIFICATION.

(A) OBLIGATION. Subject to the provisions of this Section 9.2 each party (each an INDEMNITOR) hereby agrees to indemnify, defend and hold the other party and its affiliates, directors, officers, employees, contractors and agents (each an INDEMNITEE) harmless, from, against and in respect of any and all assessments, damages, deficiencies, judgments, losses, obligations and liabilities, including costs of collection and reasonable attorneys' fees and expenses (collectively, LOSSES) incurred by the Indemnitee(s) arising from or directly related to any breach by Indemnitor under this Agreement.

(B) DEFENSE OF CLAIMS. Indemnitor may assume the defense of any claim for Losses. If Indemnitor assumes the defense of any claim for Losses, then, at Indemnitor's expense, the Indemnitee and its counsel shall cooperate fully in the defense against, or compromise of, at Indemnitor's option, such asserted liability. The Indemnitee shall have the right to employ separate counsel in any such action or claim, but the fees and expenses of such counsel shall not be an expense of Indemnitor unless employment of such counsel has been specifically authorized by Indemnitor. If there is a final judgment in any such action, or if there is a settlement of any such action effected with the consent of Indemnitor, Indemnitor shall indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such judgment or settlement.

9.3  DISPUTE RESOLUTION

(A) MEDIATION. Any dispute among or between the parties or any of them arising under or in connection with this Agreement and the transactions and relationship between the parties contemplated hereby will first be mediated by a telephone conference or meeting, in which counsel for the respective parties will attempt to aid the parties in negotiating a mutually acceptable resolution.

(B) ARBITRATION. If mediation pursuant to the foregoing paragraph fails to resolve any dispute arising or in connection with this Agreement and the transactions and relationship between the parties contemplated hereby, either party may provide 30 days prior written notification to the other party of such failure to resolve the dispute. Upon such notification, the parties shall enter into arbitration pursuant to this Section 9.2(b). Such dispute will be finally settled by a single arbitrator, having at least five years of experience as an arbitrator and otherwise mutually acceptable to the parties to such dispute, in arbitration administered by American Arbitration Association in accordance with its commercial arbitration rules then in effect and the internal laws of the Commonwealth of Massachusetts. Any demand for arbitration hereunder must be made before the running of the legal statute of limitations applicable to the claim at issue. Any such arbitration will take place in the Commonwealth of Massachusetts, unless otherwise agreed by the parties. The arbitrator will not have any right, power, or authority to award any punitive or exemplary damages or other damages in excess of purely compensatory damages. Each of the disputing parties will be responsible for an equal portion of the fees and expenses of the arbitrator, and all of such party's own costs and expenses, in connection with any such arbitration. Judgment upon any award rendered by the arbitrator, if such award is in accordance with applicable law and the terms of this Agreement, may be entered in any court of competent jurisdiction.

10.0  MISCELLANEOUS

10.1 INDEPENDENT CONTRACTORS. For all purposes of this Agreement, each party shall be and act as an independent contractor or and not as partners, joint venturers, employees or agents of the other. No franchise is created hereby. Neither party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any other contract, agreement or undertaking with any third party except as specifically provided for herein.

10.2 FORCE MAJEURE. Neither party shall be liable or responsible in any manner for failure or delay in performance of any obligation under this Agreement when such failure or delay is due to the result, in whole or in substantial part, to any cause beyond the reasonable control of the party whose performance is delayed or rendered impossible thereby if reasonable steps are taken to resolve the reason for such failure or delay and the reason for such failure or delay is promptly transmitted to the other party. If the delay exceeds one hundred twenty
(120) days from the initial occurrence each party shall have the right to terminate this agreement upon 30 days prior written notice to the other party.

10.3 ASSIGNMENT. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and assigns. Neither party may assign, transfer, or sublicense its rights or obligations under this Agreement without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed.

10.4 NOTICES. Any notices, waivers and other communications required or permitted hereunder shall be in writing and shall be deemed to be fully given when delivered by hand or dispatched (with reasonable evidence of receipt) by telex, telegraph or other means of facsimile transmission, or twenty-four (24) hours after being dispatched by recognized overnight courier or mail service, addressed to the party to whom the notice is intended to be given at the following or such other address as either party may designate by like notice:

RCI:  RoweCom, Inc.
      725 Concord Ave.
      Cambridge, MA  02138
      Attention:  Louis Hernandez
      Fax: 617-497-6825

PRG:  121 Union Street
      North Adams, MA  01247
      Attention:  Mr. Osmin Alvarez
      Fax:  (413) 664-9343

10.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with substantive laws of the Commonwealth of Massachusetts, without regard for any choice or conflict of law rule or principle that would result in the application of the substantive law of any other jurisdiction.

10.6 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

10.7 NO THIRD-PARTY BENEFICIARIES. No person(s) not a party to this Agreement is an intended beneficiary of this Agreement, and no person(s) not a party to this Agreement shall have any right to enforce any term of this Agreement.

10.8 WAIVER. No provision of this Agreement shall be deemed to have been waived unless such waiver is in writing signed by the waiving party. No failure by any party to insist upon the strict performance of any provision of this Agreement, or to exercise any right to remedy consequent upon a breach thereof, shall constitute a waiver of any other provision of this Agreement or a waiver of such provision with respect to any subsequent breach, unless expressly provided in writing.

10.9 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties relating to the subject matter hereof and supersedes all prior or contemporaneous oral or written agreements on the same subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by an agreement in writing signed by both parties.

10.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.11 FURTHER ASSURANCES. Each of the party's covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, it will execute and deliver any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate the purposes of this Agreement.

10.12 CAPTIONS. Titles and headings in this Agreement are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.



ROWECOM, INC.                           PUBLICATION RESOURCE
                                             GROUP, INC.


By: /s/ Dr. Richard R. Rowe, Ph.D.           By: /s/ Osmin F. Alvarez
   -------------------------------              ---------------------------

Name: Dr. Richard R. Rowe, Ph.D.             Name: Osmin F. Alvarez
     -----------------------------                -------------------------

Title: President and CEO                     Title: President
      ----------------------------                 ------------------------

                                   EXHIBIT A
                                   ---------

                                  FEE SCHEDULE
                                  ------------

                     RCI TITLE ORDERS AND PRG TITLE ORDERS
---------------------------------------------------------------------------------------------------------------------
   CHANNEL    TITLE      ORDER         DATABASE   BILL    FULFILL/     CUSTOMER        COMMISSION       COMMISSION
   -------    -----      -----         -------    ----    --------     --------        ----------       ----------
                      INITIATION                           REMIT        SERVICE            RCI              PRG
                      ----------                           -----        -------            ---              ---
---------------------------------------------------------------------------------------------------------------------
 1.   RCI      RCI        RCI            RCI      RCI       RCI            RCI             ***/4/           ***/5/
                                                                                              ---              ---
---------------------------------------------------------------------------------------------------------------------
 2.   RCI      PRG        RCI            RCI      RCI       RCI            RCI             ***/6/           ***/7/
                                                                                              ---              ---
---------------------------------------------------------------------------------------------------------------------
 3.   PRG      RCI        PRG            PRG      PRG       RCI            PRG             ***/8/           ***/9/
                                                                                              ---              ---
---------------------------------------------------------------------------------------------------------------------
 4.   PRG      PRG        PRG            PRG      PRG       PRG            PRG             --               ***/10/
                                                                                                               ----
---------------------------------------------------------------------------------------------------------------------

*  Represents ***/11/
                 ----

/4/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

/5/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

/6/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

/7/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

/8/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

/9/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

/10/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

(A)  Includes ***/12/
                 ----



--------------------------

                    (footnote continued from previous page)

/11/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.



/12/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion, has been filed with the Securities and Exchange Commission separately.

                                   EXHIBIT B
                                   ---------

                                  PRG CATALOG
                                  -----------

                                   EXHIBIT C
                                   ---------

                                  RCI CATALOG
                                  -----------

                        [PROVIDED ELECTRONICALLY TO PRG]

                                AMENDMENT NO. 1
                                      TO
                      CONTENT AND CO-MARKETING AGREEMENT

     AMENDMENT NO. 1 TO CONTENT AND CO-MARKETING AGREEMENT (the "Agreement") dated as of January 15, 1999 by and between RoweCom, Inc., a Delaware corporation ("RCI"), and Publications Resource Group, Inc. ("PRG"), a Massachusetts corporation.

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, the parties hereto previously have entered into a Content and Co-Marketing Agreement (the "Original Agreement") dated as of October 23, 1998 which, among other things, sets forth the terms and conditions to develop, market and sell publications and service through the other party's distribution channels, including through the Internet; and

        WHEREAS, pursuant to the terms of the Original Agreement the parties are obligated to develop jointly a development plan detailing the joint development of an electronic system for processing customer orders received by PRG or RCI and effecting payments in respect of the same;

        WHEREAS, the parties hereto desire to amend the Original Agreement to extend the date on which the parties are obligated to agree upon a development plan.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants set forth herein below, the parties hereto hereby agree as follows:

        1. Terms not defined herein shall have the meanings ascribed to them in the Original Agreement.

        2. The first sentence of Section 2.6 of the Original Agreement is hereby amended to delete the text included therein in its entirety and, in lieu thereof, the following shall appear:

              No later than February 15, 1999 RCI and PRG shall, in accordance with the Development Plan and implementation schedule, jointly develop an electronic system for processing customer orders received by PRG or RCI and effecting payments in respect of the same.

        3. Except as herein provided the Original Agreement shall remain in full force and effect without amendment or modification. This Agreement supersedes any prior understandings or written or oral agreements amongst the parties hereto, or any of them, respecting the within subject matter and contains the entire understanding amongst the parties hereto with respect thereto.

        4. Other than as set forth herein, neither party by execution of this Agreement shall be deemed to have waived any of its rights or remedies at law or in equity in connection with such party's enforcement of the provisions of the Original Agreement or the provisions of any other agreement executed in connection with the transactions out of which the Original Agreement arose.

        5. For the convenience of the parties hereto, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

        6. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without giving effect to the conflict of law principles thereof.

        7. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or desirable to effectuate and carry out this Agreement.

        IN WITNESS WHEREOF, This Agreement has been executed as of the day and year first above written by the parties hereto.



                   ROWECOM, INC.



                   By: /s/ Dr. Richard Rowe, Ph.D.         Date: 1-10-99
                      ----------------------------              --------
                      Name: Dr. Richard Rowe, Ph.D.
                      Title: President and CEO




                   PUBLICATIONS RESOURCE GROUP, INC.


                   By: /s/ Osmin F. Alvarez                Date: 1-18-99
                      ---------------------                     --------
                      Name: Osmin F. Alvarez
                      Title: President